Exhibit 10.24
SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

SECOND AMENDMENT TO EMPLOYMENT AGREEMENT (the “Second Amendment”), dated as of December 11, 2024, between Arch Capital Group (U.S.) Inc., a Delaware corporation and the parent of Arch Capital Group Ltd.’s U.S.-based group (“Arch U.S.”), and David Gansberg (the “Executive”).

WHEREAS, Arch U.S. MI Services Inc. (“Arch U.S. MI”) and the Executive entered into an Employment Agreement dated as of March 1, 2019 (the “Agreement”);
WHEREAS, Arch U.S. MI and the Executive entered into an amendment to the Agreement on November 7, 2024 (the “Amendment”) in which, among other things, Arch U.S. MI assigned the Agreement, as amended by the Amendment, to Arch U.S., and Arch U.S. assumed and agreed to perform Arch U.S. MI’s obligations under the Agreement, and, effective upon such assumption, Arch U.S. MI had no further liability for the Agreement;
WHEREAS, Arch U.S. and the Executive wish to further amend the terms and conditions of the Agreement, as amended by the Amendment, as set forth herein;
WHEREAS, in that connection, Arch U.S. will assign the Agreement, as amended by the Amendment, to Arch Services Holdings Inc., a Delaware corporation and a wholly owned subsidiary of Arch U.S. (“Arch Services Holdings”), and Arch Services Holdings will assume and agree to perform Arch U.S.’s obligations under the Agreement, as amended by the Amendment, and, effective upon such assumption, Arch U.S. will have no further liability for the Agreement, as amended by the Amendment;
WHEREAS, the Executive wishes to agree to such assignment and assumption;
    NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties agree to amend the Agreement, as amended by the Amendment, as follows.
I.Effective as of December 11, 2024, Arch U.S. will irrevocably, absolutely and unconditionally assign, transfer, convey and deliver to Arch Services Holdings and its successors and permitted assigns forever all of Arch U.S.’s right, title and interest of every kind, nature and description in, to and under the Agreement, as amended, and Arch Services Holdings hereby accepts the assignment, transfer, conveyance and delivery of the Agreement, as amended, and Arch Services Holdings hereby irrevocably, absolutely and unconditionally assumes, undertakes and agrees to pay, perform and discharge in full, and release and discharge Arch U.S. and its successors and assigns, irrevocably, completely, unconditionally and forever from any and all obligations under the Agreement, as amended; and, effective on the effective date of such assignment and assumption, all references to the “Company” in the Agreement, as amended hereby, shall be to Arch Services Holdings. The Executive hereby agrees and consents to such assignment and assumption.

II.SECTION 12.12 Entire Agreement. is amended to read as follows:

“This Agreement (including the documents referred to herein) together with the Amendment dated November 7, 2024 and the Second Amendment dated December 11, 2024, constitutes the entire agreement among the parties and supersedes any prior understandings, agreements or representations by or among the parties, written or oral, that may have related in any way to the subject matter hereof, including, without limitation, the Employment Agreement dated as of April 7, 2017, between the Company and the Executive.”
    Except as amended by this Second Amendment, all other terms and conditions of the Agreement, as amended by the Amendment, will remain in full force and effect in accordance with its terms. This Second Amendment will be governed by the laws of North Carolina without regard to principles of conflict of laws thereof. This Second Amendment may be executed in counterparts, each of which will be deemed to be an original copy of this Second Amendment and all of which, when taken together, will be deemed to constitute one and the same Second Amendment.

[Remainder of page intentionally blank. Signature appears on the following page.]

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the date and year first written above.

ARCH CAPITAL GROUP (U.S.) INC.

By:	/s/ François Morin
	Name:	François Morin
	Title:	Director

ARCH SERVICES HOLDINGS INC.

By:	/s/ Louis Petrillo
	Name:	Louis Petrillo
	Title:	Director

EXECUTIVE
By:	/s/ David Gansberg
David Gansberg

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